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                                                                   EXHIBIT 10(x)


SunTrust Bank, Atlanta
Post Office Box 4418
Atlanta, GA 30302-4418



                                January 22, 1997


Fuqua Enterprises, Inc.
Suite 5000
One Atlantic Center
1201 W. Peachtree Street
Atlanta, Georgia 30309-3424

         Re:   $5,000,000 Uncommitted Line of Credit from SunTrust Bank, Atlanta

Ladies and Gentlemen:

               Reference is hereby made to that certain Uncommitted Line of Credit Promissory Note, dated as of November 6, 1995 (the "Note"), made by Fuqua Enterprises, Inc., a Delaware corporation (the "Borrower") in favor of SunTrust Bank, Atlanta (the "Lender") in the stated amount of $5,000,000. All terms used herein without definition shall have the meanings ascribed to such terms in the Note.

               The parties hereby agree to extend the final maturity date of the Note (subject to earlier demand by the Lender and automatic acceleration upon insolvency as set forth in the Note) until May 31, 1998. Except as expressly set forth herein, this letter agreement shall not be deemed to modify or amend any provisions of the Note, which the Borrower hereby confirms is in full force and effect.

               This letter agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby. This letter agreement is governed by the laws of the State of Georgia and shall inure to the benefit of, and be binding upon, the successors and assigns of the Lender and the Borrower. This letter agreement shall be deemed to effective when an executed counterpart is received by the Lender from the Borrower.

                                        Very truly yours,

                                        SUNTRUST BANK, ATLANTA

                                        By: /s/ R. Michael Dunlap
                                           -------------------------------------
                                        Title: Vice President


                                        By: /s/ Jenna M. Hale
                                           -------------------------------------
                                        Title: Assistant Vice President

ACCEPTED AND AGREED:

FUQUA ENTERPRISES, INC.

By: /s/ Brady W. Mullinax, Jr.
    ----------------------------
Title: Vice President-Finance,
       Treasurer and CFO